UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2007
ROCKWELL MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-23-661 (Commission File Number)	38-3317208 (IRS Employer Identification No.)
30142 Wixom Road,          Wixom, Michigan          48393
(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code	(248) 960-9009

Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On November 28, 2007, Rockwell Medical Technologies, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) to sell units, each of one share of the Company’s common stock (the “Common Stock”) and a warrant to purchase 0.50 shares of Common Stock at a purchase price of $6.00 per unit, resulting in the issuance on that date of an aggregate of 2,158,337 shares of Common Stock (the “Shares”) and warrants to purchase an aggregate of 1,079,169 shares of Common Stock at an exercise price of $7.18 per share (the “Warrants”). The Warrants are exercisable at any time during the period from November 28, 2008 to November 28, 2012. Generally, a Warrant, or a part thereof, is not exercisable, if, upon such exercise, the number of shares of Common Stock held or beneficially owned by the Investor would exceed 9.99% of the number of shares of Common Stock then issued and outstanding. This restriction, however, can be waived by the Investor upon written notice to the Company.
     In connection with entering into the Purchase Agreement, on November 28, 2007, the Company also entered into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company will file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) to register, within 45 days after the closing date, the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) for resale by the Investors. The Company also agreed to use its best efforts to have the Registration Statement declared effective within 60 days after the filing date of the Registration Statement (the “Filing Date”) or within 120 days after the Filing Date if the Commission determines to review the Registration Statement. If the Registration Statement is not filed with the Commission within 45 days after the closing date, the Company must pay each Investor an amount in cash or Common Stock, at the Company’s election, equal to 1.5% of the purchase price of the Shares and Warrants paid by each Investor for every 30 calendar day period (or pro rata portion if fewer than 30 calendar days) the Registration Statement is not filed. If the Commission has not declared the Registration Statement effective within 60 days of the Filing Date or within 120 days after the Filing Date if there is a review of the Registration Statement by the Commission, then the Company must pay each Investor an amount in cash or Common Stock, at the Company’s election, equal to 1.5% of the purchase price of the Shares and Warrants paid by each Investor for every 30 calendar day period (or pro rata portion if fewer than 30 calendar days) during which the Registration Statement has not been declared effective. The maximum aggregate of all registration delay payments payable by the Company shall not exceed 10% of the total purchase price paid by the Investors for the Shares and Warrants. The Company will pay all expenses incurred in connection with a registration of the Shares and the Warrant Shares.
     The foregoing summary of terms of the Purchase Agreement, Warrants and Registration Rights Agreement are subject to, and qualified in their entirety by, the Purchase Agreement, the form of Warrant, and the Registration Rights Agreement attached to this Current Report on Form 8-K as Exhibits 10.20, 10.21, and 4.1, respectively, and are incorporated herein by reference.
     In connection with the Purchase Agreement, on November 28, 2007, the Company issued warrants to acquire 80,000 shares of its Common Stock (the “Agent Warrants”) in a private placement exempt from registration under Section 4(2) of the Securities Act. The Agent Warrants will have an exercise price of $10.00 per share and are exercisable at any time during the period from November 28, 2008 to November 28, 2012. The Agent Warrants were issued as compensation for services provided to the Company by RJ Aubrey IR Services LLC (“RJ Aubrey”) in connection with the transactions contemplated by the Purchase Agreement.
     The foregoing summary of terms of the Agent Warrants is subject to, and qualified in its entirety by, the Warrant Agreement, dated November 28, 2007, with RJ Aubrey attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
     The information set forth in Item 1.01 Entry into a Material Definitive Agreement is incorporated herein by reference.

     Based upon the representations and warranties of the Investors contained in the Purchase Agreement, including but not limited to the representation that each Purchaser is acquiring the Shares and Warrants for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) and the representation that each Purchaser is an accredited investor, the offer and sale of the Common Stock and Warrants was made pursuant to the exemption from securities registration afforded by Section 4(2) of the Securities Act and the provisions of Regulation D, as promulgated by the Commission thereunder.
     Based upon the representation by RJ Aubrey (a) that it is a financially sophisticated accredited investor which had access to information relating to the investment, and (b) that the Agent Warrants were sold in a manner not involving general solicitation or advertising, the offer and sale of the Agent Warrants were made pursuant to the exemption from securities registration afforded by Section 4(2) of the Securities Act and the provisions of Regulation D, as promulgated by the Commission thereunder.
Item 8.01 Other Events
     On November 28, 2007, the Company issued a press release announcing the signing and closing of the Purchase Agreement, Registration Rights Agreement, and Warrants in accordance with Rule 135c under the Securities Act of 1933. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1	Form of Warrant

Exhibit 4.2	RJ Aubrey Warrant Agreement, dated November 28, 2007

Exhibit 10.20	Common Stock Purchase Agreement, dated November 28, 2007

Exhibit 10.21	Registration Rights Agreement, dated November 28, 2007

Exhibit 99.1	Press Release issued on November 28, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL TECHNOLOGIES, INC.
Date: December 4, 2007	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer

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